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                                                                    Exhibit 10.1


                                                                  EXECUTION COPY

                        FIRST AMENDMENT dated as of April 8, 1998, to the
                  Revolving Credit Loan Agreement dated as of June 14, 1995 (the "Credit Agreement"), among Alleghany Corporation, a Delaware corporation (the "Company"), and the Chase Manhattan Bank (formerly known as Chemical Bank), a New York banking corporation (the "Bank").

            WHEREAS, the Company intends to contribute all of the shares of the capital stock of its subsidiary Chicago Title and Trust Company to its subsidiary Chicago Title Corporation;

            WHEREAS, following such contribution, the Company intends to dividend all of the capital stock of Chicago Title Corporation to the Company's shareholders; and

            WHEREAS, in connection with such dividend, the Company has requested that the Bank agree to amend the Credit Agreement as set forth herein;

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date (as defined below) refer to the Credit Agreement as amended hereby.

            SECTION 2. Amendment to Section 1.01 of the Credit Agreement.
Section 1.01 of the Credit Agreement is amended by the addition of the following definition in the appropriate alphabetical order:

            "Spinoff Date" shall mean the date on which the Company shall dividend all of the shares of the capital stock of Chicago Title Corporation to its shareholders.

            SECTION 3. Amendment to Section 3.02 of the Credit Agreement.
Section 3.02 of the Credit Agreement is hereby amended as follows:
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            (a) by deleting in the last sentence thereof the words "Chicago
      Title and Trust Company" and substituting therefor the words "Alleghany Asset Management, Inc."; and

            (b) by deleting "96.4%" in the last sentence thereof and substituting therefor the words "prior to October 3, 1995, 96.4% and, after October 3, 1995, all".

            SECTION 4. Amendment to Section 6.02 of the Credit Agreement.
Section 6.02 of the Credit Agreement is hereby amended by deleting in the proviso thereof the words "Chicago Title and Trust Company" and substituting therefor the words "Alleghany Asset Management, Inc."

            SECTION 5. Amendment to Section 6.05 of the Credit Agreement. (a)
Section 6.05(a) of the Credit Agreement is hereby amended as follows:

                  (i) by deleting in the third line of the proviso thereof the words "Chicago Title and Trust Company" and substituting therefor the words "Alleghany Asset Management, Inc.";

                  (ii) by deleting in the tenth and eleventh lines of the
            proviso thereof the words "Chicago Title and Trust Company" and substituting therefor the words "Alleghany Asset Management, Inc."; and

                  (iii) by deleting in the third and fourth lines from the end of the proviso thereof the words "Chicago Title and Trust Company" and substituting therefor the words "Alleghany Asset Management, Inc."

            (b) Section 6.05(b) of the Credit Agreement is hereby amended as follows:

                  (i) by deleting in the third line thereof the words "Chicago
            Title and Trust Company" and substituting therefor the words "Alleghany Asset Management, Inc.";

                  (ii) by deleting in the second line of the proviso thereof the words "Chicago Title and Trust Company" and substituting therefor the words "Alleghany Asset Management, Inc."; and

                  (iii) by deleting in the second line of subsection (i) thereof the words "Chicago, Title
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            and Trust Company" and substituting therefor the words "Alleghany
            Asset Management, Inc."

            SECTION 6. Amendment to Section 6.08 of the Credit Agreement.
Section 6.08 of the Credit Agreement is hereby amended as follows:

            (a) by inserting immediately after the words "shares of its capital stock" in the second and third line thereof, the words "and dividends payable solely in shares of the capital stock of Chicago Title Corporation";

            (b) by deleting the words "of all dividends" in the first and second lines of subsection (a) thereof and substituting therefor the words "amount of all dividends (other than dividends payable solely in shares of its capital stock and dividends payable solely in shares of the capital stock of Chicago Title Corporation)";

            (c) by deleting "(x)" in the fourth line of subsection (a) thereof and substituting therefor "(w)";

            (d) by deleting "(y)" in the fifth line of subsection (a) thereof and substituting therefor "(x)";

            (e) by deleting "(z)" in the last line of subsection (a) thereof and substituting therefor "(y)"; and

            (f) by inserting immediately after "$50,000,000" in the last sentence of subsection (a) thereof "less (z) the sum of (i) $125,778,000 and (ii) the amount of net income from discontinued operations for the period commencing January 1, 1998 and ending on the Spinoff Date."

            SECTION 7. Representations and Warranties. The Company represents and warrants to each of the Banks that:

            (a) The representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.06 and 3.11 of the Credit Agreement after giving effect to this Amendment are true and correct in all material respects with the same effect as if made on the date hereof.

            (b) After giving effect to this Amendment, no Event of Default or event that with notice or lapse of time or both would become an Event of Default has occurred and is continuing.
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            SECTION 8. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") that each of the following conditions is satisfied:

            (a) receipt by the Bank of counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Bank.

            (b) receipt by the Bank of all fees and other compensation payable to the Bank on or prior to the Amendment Effective Date pursuant to its agreements with the Company; and

            (c) dividend of all of the shares of the capital stock of Chicago Title Corporation by the Company to its shareholders.

            The Bank shall promptly notify the Company of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

            SECTION 9. Miscellaneous. (a) Except as expressly set forth herein, the Credit Agreement shall continue in full force and effect in accordance with the terms and provisions thereof on the date hereof.

            (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS 0F THE STATE OF NEW YORK.
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            (d) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                     ALLEGHANY CORPORATION,

                                      by /s/ David B. Cuming
                                         ---------------------------------
                                         Name:   David B. Cuming
                                         Title:  Senior Vice President


                                     THE CHASE MANHATTAN BANK,

                                      by
                                         ---------------------------------
                                         Name:
                                         Title:
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            (d) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                     ALLEGHANY CORPORATION,

                                      by
                                         ---------------------------------
                                         Name:
                                         Title:


                                     THE CHASE MANHATTAN BANK,

                                      by /s/ Karen M. Sharf
                                         ---------------------------------
                                         Name:  Karen M. Sharf
                                         Title: Vice President